Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NOVAGOLD Resources Inc. (the “Registrant”) for the period ended August 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory A. Lang, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 30, 2020

By: /s/ Gregory A. Lang

Gregory A. Lang

President and Chief Executive Officer

(principal executive officer)